EXHIBIT 23.2


                         [STEGMAN & COMPANY LETTERHEAD]


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We consent to the incorporation by reference in this Registration Statement on Form S-8 filed by BCSB Bancorp, Inc. of our report dated December 15, 2008, relating to the consolidated financial statements of BCSB Bancorp, Inc. and subsidiaries included in its annual report on Form 10-K for the year ended September 30, 2008.



/s/ Stegman & Company


Baltimore, Maryland
July 22, 2009